CSFB04-AR5_5s - Price/Yield - AAA-2

Balance	[Contact Desk]	Delay	24	Formula	See Below*	WAC(1)	5	WAM(1)	358
Coupon	3.4877	Dated	5/1/2004	NET(1)	4.3417	WALA(1)	2
Settle	5/28/2004	First Payment	6/25/2004

* PAYS GROUP NET WAC LESS [0.8540%] THROUGH MONTH 58, THEN NET WAC LESS [0.0850]%. EFFECTIVE NET MARGIN EQUALS APPROX. [1.7500]%

RUN TO EARLIEST OF BALLOON IN MONTH 58 AND 10% CALL

(CALC. AS OF CUT-OFF DATE COLLATERAL INFORMATION)

Price	15 CPR - Call (Y)	20 CPR - Call (Y)	22 CPR - Call (Y)	25 CPR - Call (Y)	27 CPR - Call (Y)	30 CPR - Call (Y)	35 CPR - Call (Y)	40 CPR - Call (Y)	45 CPR - Call (Y)	50 CPR – Call (Y)

99-20	3.5588	3.5652	3.5680	3.5725	3.5756	3.5807	3.5899	3.6018	3.6159	3.6317
99-21	3.5484	3.5535	3.5557	3.5592	3.5617	3.5656	3.5728	3.5823	3.5933	3.6056
99-22	3.5380	3.5417	3.5433	3.5459	3.5477	3.5506	3.5558	3.5627	3.5708	3.5796
99-23	3.5276	3.5300	3.5310	3.5326	3.5337	3.5355	3.5388	3.5432	3.5482	3.5536
99-24	3.5172	3.5182	3.5186	3.5193	3.5198	3.5205	3.5218	3.5237	3.5256	3.5276
99-25	3.5068	3.5065	3.5063	3.5060	3.5058	3.5055	3.5048	3.5042	3.5031	3.5016
99-26	3.4965	3.4947	3.4940	3.4928	3.4919	3.4905	3.4878	3.4847	3.4806	3.4756
99-27	3.4861	3.4830	3.4817	3.4795	3.4779	3.4755	3.4708	3.4652	3.4581	3.4497
99-28	3.4757	3.4713	3.4694	3.4662	3.4640	3.4605	3.4539	3.4457	3.4356	3.4237
99-29	3.4654	3.4596	3.4571	3.4530	3.4501	3.4455	3.4369	3.4263	3.4131	3.3978
99-30	3.4550	3.4479	3.4448	3.4398	3.4362	3.4305	3.4200	3.4068	3.3907	3.3719
99-31	3.4446	3.4362	3.4325	3.4265	3.4223	3.4155	3.4030	3.3874	3.3682	3.3460
100-00	3.4343	3.4245	3.4202	3.4133	3.4084	3.4006	3.3861	3.3680	3.3458	3.3202
100-01	3.4239	3.4128	3.4079	3.4001	3.3945	3.3856	3.3692	3.3486	3.3234	3.2943
100-02	3.4136	3.4011	3.3956	3.3869	3.3806	3.3707	3.3523	3.3292	3.3010	3.2685
100-03	3.4033	3.3894	3.3834	3.3737	3.3667	3.3557	3.3354	3.3098	3.2786	3.2427
100-04	3.3929	3.3777	3.3711	3.3605	3.3529	3.3408	3.3185	3.2904	3.2562	3.2169

WAL	3.28	2.89	2.75	2.55	2.42	2.24	1.97	1.71	1.47	1.27
Principal Window	Jun04 – Mar09	Jun04 – Mar09	Jun04 – Mar09	Jun04 – Mar09	Jun04 – Mar09	Jun04 – Mar09	Jun04 – Mar09	Jun04 – Nov08	Jun04 – Apr08	Jun04 – Sep07
Principal # Months	58	58	58	58	58	58	58	54	47	40

LIBOR_1YR	1.493	1.493	1.493	1.493	1.493	1.493	1.493	1.493	1.493	1.493

Price	Slow Vector 1 10 CPR	Pricing Vector 2 25 CPR	Fast Vector 3 75 CPR

99-20	3.5509	3.5632	3.6034
99-21	3.5422	3.5519	3.5836
99-22	3.5335	3.5407	3.5638
99-23	3.5248	3.5294	3.5439
99-24	3.5161	3.5182	3.5241
99-25	3.5074	3.5069	3.5043
99-26	3.4987	3.4957	3.4845
99-27	3.4900	3.4845	3.4648
99-28	3.4813	3.4732	3.4450
99-29	3.4726	3.4620	3.4252
99-30	3.4639	3.4508	3.4055
99-31	3.4553	3.4396	3.3857
100-00	3.4466	3.4284	3.3660
100-01	3.4379	3.4172	3.3463
100-02	3.4293	3.4060	3.3265
100-03	3.4206	3.3948	3.3068
100-04	3.4120	3.3836	3.2871

WAL	3.94	3.01	1.66
Principal Window	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar07
Principal # Months	58	58	34

LIBOR_1YR	1.493	1.493	1.493

Spread to SWAP Curve:

SWAP	Mat	0.25YR	0.50YR	1YR	1.5yr	2YR	3YR	4YR	5YR
	Yld	1.140	1.223	1.493	1.824	2.155	2.724	3.185	3.542

Assumptions based on collateral comnposition as discussed. Initial Subordination assumed to be 4.50%. Subordination percentage subject to change. Collateral characteristics subject to change.

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY - SUBJECT TO CHANGE

Slow Vector 1 10 CPR	Pricing Vector 2 25 CPR	Fast Vector 3 75 CPR
4	5	10
4	5	10
4	5	10
4.5	10	15
4.5	10	15
4.5	10	15
5	12.5	20
5	12.5	20
5	12.5	20
6.5	15	25
6.5	15	25
6.5	15	25
8	20	35
8	20	35
8	20	35
9	22.5	50
9	22.5	50
9	22.5	50
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
10	25	75
30	50	100
30	50	100
30	50	100
30	50	100
30	50	100
30	50	100